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                                                                   EXHIBIT 23(A)
                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Southern National Corporation's previously filed Registration Statement File No. 33-52367.
                                         ARTHUR ANDERSEN LLP
Charlotte, North Carolina,
September 26, 1994.
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